UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of Report: August 30, 2004
                       (Date of earliest event reported)

                            CGI HOLDING CORPORATION
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)
                                   33-19980-D
                             (Commission File No.)
                                   87-0450450
                       (IRS Employer Identification No.)

                            100 North Waukegan Road
                                   Suite 100
                           Lake Bluff, Illinois 60044
                    (Address of Principal Executive Offices)
                                 (847) 615-2890
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below): (

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A is being filed to supplement disclosures with respect to the withdrawal of the Company's independent auditors, in a Form 8-K filed by the Company on August 31, 2004 and to include a letter from the Company's former independent auditors, attached hereto as Exhibit 16.2. Item 4.01 of this Form 8-K/A contains the supplemental disclosures.



ITEM 4.01       CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

The Company's WebSourced, Inc. subsidiary has hired Mr. Jody Brown to serve as its Chief Financial Officer. Mr. Brown formerly was a partner in Poulos & Bayer, Chicago, Illinois, the independent auditors of the Company. On August 30, 2004, the Company received written notification that due to this hiring, in accordance with Section 10A of the Securities Exchange Act of 1934, as amended by Section 206 of the Sarbanes-Oxley Act of 2002, Poulos & Bayer has withdrawn from serving as the Company's independent auditors for the required cooling off period of one year, a copy of this notification is attached hereto as Exhibit 16.1 and incorporated herein by reference. Because Poulos & Bayer withdrew from service due to their wish to comply with Section 10A of the Securities and Exchange Act of 1934, as amended by Section 206 of the Sarbanes-Oxley Act of 2002, no action was required or taken by the Company's Board of Directors.

For the period including the prior two fiscal years and the interim period ending as of the date of withdrawal of Poulos & Bayer (the "Reporting Period"), Poulos & Bayer's report does not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. During the Reporting Period, there were no disagreements between the Company and Poulos & Bayer on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which would have caused it to make reference to the subject matter of the disagreement in connection with its reports. The Company has provided Poulos & Bayer with a copy of this disclosure on September 8, 2004. Poulos & Bayer has provided the Company and the Securities and Exchange Commission with a letter, dated September 8, 2004, a copy of which is attached hereto as Exhibit 16.2 and incorporated herein by reference, which states that Poulos & Bayer agree with the disclosures set forth herein.

The Company has not yet done so, but it intends to engage a new firm of independent auditors later this year.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 8, 2004

CGI HOLDING CORPORATION.

By:/s/ Gerard M. Jacobs
Name: Gerard M. Jacobs
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number    Description
16.1              Letter from Poulos & Bayer, dated August 26, 2004.
16.2              Letter from Poulos & Bayer, dated September 8, 2004.

                                  EXHIBIT 16.1
               LETTER FROM POULOS & BAYER, DATED AUGUST 26, 2004

                                 POULOS & BAYER
                          CERTIFIED PUBLIC ACCOUNTANTS
                       ONE EAST WACKER DRIVE, SUITE 2702
                            CHICAGO, ILLINOIS 60601
                                 (312) 329-1199

ANTHONY J. POULOS, C.P.A                                     Member
HOWARD N. BAYER, C.P.A.                                Illinois Society of
                                                   Certified Public Accountants

                                                      American Institute of
                                                   Certified Public Accountants

August 26, 2004

Mr. Gerard M Jacobs
CGIH Holding Corp.
520 Lake Cook Road
Deerfield, IL 60015

Dear Mr. Jacobs,

This correspondence relates to your offer to Mr. Jody Brown and his acceptance to be employed as the chief financial officer of CGIH Holding Corp. In accordance with Section 10A of the Securities Exchange Act of 1934, as amended by Section 206 of the Sarbanes-Oxley Act of 2002, we must withdraw as being the independent auditors of CGIH Holding Corp. for the required cooling off period of one year.

With sincere regrets,

/s/ Anthony J. Poulos

Anthony J. Poulos


   ONE EAST WACKER DRIVE, SUITE 2702, CHICAGO, ILLINOIS 60601 (312) 329-1199
                               FAX (312)329-1124

                                  EXHIBIT 16.2
              LETTER FROM POULOS & BAYER, DATED SEPTEMBER 8, 2004

                                 POULOS & BAYER
                          CERTIFIED PUBLIC ACCOUNTANTS
                       ONE EAST WACKER DRIVE, SUITE 2702
                            CHICAGO, ILLINOIS 60601
                                 (312) 329-1199

ANTHONY J. POULOS, C.P.A                                     Member
HOWARD N. BAYER, C.P.A.                                Illinois Society of
                                                   Certified Public Accountants

                                                      American Institute of
                                                   Certified Public Accountants

September 8, 2004
Via Facsimile: (202) 942-9544 and EDGAR

Mr. Patrick Gilmore, CPA
Staff Accountant
Division of Corporation Finance
United States Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

                  Re:   CGI Holding Corporation
                             Form 8-K
                        File Number:  33-19980-D
                             Filed:  August 31, 2004

Dear Mr. Gilmore,

I am writing on behalf of our former client CGI Holding Corporation (the "Company"), in response to your comment letter dated September 1, 2004. In the letter dated September 1, 2004, you requested that we provide a letter in conformance with Item 304 of Regulation S-B. On Wednesday, September 8, 2004, the Company provided us with a copy of the disclosures it is making in response to Item 4.01 of Form 8-K/A. We agree with the statements set forth in the Form 8-K/A, to be filed by the Company on September 8, 2004, to which this letter will be attached as Exhibit 16.2.

Best regards,

/s/ Anthony J. Poulos
Anthony J. Poulos

   ONE EAST WACKER DRIVE, SUITE 2702, CHICAGO, ILLINOIS 60601 (312) 329-1199
                               FAX (312)329-1124